UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 8, 2014

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-51365	98-0434104
(Commission File Number)	(IRS Employer Identification No.)

2201 Park Place, Suite 101 El Segundo, CA 90245
(Address of Principal Executive Offices and zip code)

(310) 643-7800

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2014, the Registrant issued a press release regarding its financial results for the first quarter ended March 31, 2014. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, a conference call to discuss the first quarter’s results will be held at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on May 8, 2014, hosted by the Registrant’s Chief Executive Officer, Jeffrey Cordes, and Senior Vice President of Finance, Thomas Kreig, and including the participation of other members of management.

To participate in the conference call, interested parties should dial (877) 941-2321 5-10 minutes prior to the call. International callers should dial 1 + (480) 629-9666. If you are unable to participate in the live call, a replay will be available from May 8th at 7:30 p.m. Eastern Time through midnight Eastern Time on May 22, 2014. To access the replay, dial (877) 870-5176 (passcode: 4681367). International callers should dial 1+ (858) 384-5517 and use the same passcode.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2014, the Registrant announced the appointment of William Aisenberg as the Registrant’s Executive Vice President & Chief Financial Officer. Mr. Aisenberg was also appointed as the Corporation’s Secretary. Such appointments were effective on May 5, 2014. Mr. Aisenberg will receive an annual salary of $225,000 and is eligible to receive an annual incentive bonus of up to 30% of his salary based on the Registrant achieving certain revenue and operating income (defined as earnings before interest, taxes, depreciation, amortization and stock compensation expense) targets, and based upon Mr. Aisenberg’s and/or the Registrant achieving certain corporate objectives, as determined by the Registrant’s board of directors with input from Mr. Aisenberg within 30 days following the commencement of Mr. Aisenberg employment. To the extent earned, 50% of the incentive bonus for fiscal 2014 will be paid in cash and 50% will be paid through the issuance of shares of the Registrant’s common stock with an equivalent value as of the date of issuance, with 50% of such shares (the unvested portion) remaining subject to forfeiture until such time as the Registrant’s board of directors determines that the Registrant’s revenue and operating income for fiscal 2015 will exceed the Registrant’s revenue and operating income for fiscal 2014. In the event that the Registrant’s board of directors does not determine by December 31, 2015 that the Registrant’s revenue and operating income for fiscal 2015 will exceed the Registrant’s revenue and operating income for fiscal 2014, the unvested portion of such shares will be forfeited.

As an inducement material to Mr. Aisenberg’s decision to enter into employment with the Registrant, the Registrant also granted to Mr. Aisenberg an option to purchase 1,000,000 shares of the Registrant’s common stock. The option will have a term of 10 years, a per share exercise price equal to the fair market value of a share of the Registrant’s common stock on the date of grant, and will vest over a period of four years, with 25% vesting on the first anniversary of the date of grant and 1/36th of the remainder vesting on each subsequent monthly anniversary thereafter until fully vested, subject to full acceleration in the event of a change of control of the Registrant (other than a going private transaction or private equity investment or purchase of equity interests in the Registrant). In the event that Mr. Aisenberg’s employment is terminated by the Registrant (other than for cause) within six months after the Registrant consummates a going private transaction or private equity investment or purchase of equity interests in the Registrant, Mr. Aisenberg’s options will fully vest as of the date of such termination.

In the event that Mr. Aisenberg’s employment is terminated by the Registrant (other than for cause) (i) within six months of a sale of the Registrant to an unaffiliated third party or any going private transaction or private equity investment or purchase of equity interests in the Registrant that results in a change in the beneficial ownership of securities of the Registrant of more than 50% of the total combined voting power of all outstanding securities of the Registrant, the Registrant will continue to pay Mr. Aisenberg’s then-current base salary for a period of 12 months following the effective date of such termination, and (ii) at any other time, the Registrant shall continue to pay Mr. Aisenberg’s then-current base salary for six months following the effective date of such termination.

Mr. Aisenberg, age 53, a certified public accountant, brings more than 30 years of financial executive experience in apparel, consumer products, and the public accounting field. Mr. Aisenberg served as the Executive Vice President and Chief Financial Officer of Walls Industries, Inc., a leading global company in safety and work apparel, from 2009 to 2014, and as Chief Financial Officer from 2004 to 2009. Previously, he was the Chief Financial Officer of The Foster Grant Group, Vice President & Corporate Controller of Strategic Equipment and Supply Corporation and Corporate Controller of The Brinkmann Corporation and Pinnacle Brands. Mr. Aisenberg began his career as a certified public accountant at Arthur Anderson. Mr. Aisenberg holds a Bachelor of Science degree from Long Island University, CW Post Center.

Prior to his appointment as the Registrant’s Executive Vice President & Chief Financial Officer, Mr. Aisenberg had no material relationship with the Registrant. Mr. Aisenberg has no family relationships with any of the Registrant’s other directors or executive officers.

Mr. Kreig will continue in his role as Senior Vice President of Finance through the end of July, 2014.

On May 8, 2014, the Registrant issued a press release announcing the appointment of Mr. Aisenberg as its new Executive Vice President & Chief Financial Officer. A copy of the press release is being furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The disclosure under Item 2.02 above is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press release entitled “Ironclad Performance Wear Reports First Quarter 2014 Results” dated May 8, 2014.*

99.2	Press release entitled “Ironclad Performance Wear adds Two Seasoned Executives to Team” dated May 8, 2014.

*	Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PERFORMANCE WEAR CORPORATION

Date:	May 8, 2014	By:	/s/ Jeffrey Cordes
Jeffrey Cordes,
Chief Executive Officer